EXHIBIT 32
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                       CERTIFICATIONS OF
      CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
        PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
   ---------------------------------------------------------



     The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of JMB/245 PARK AVENUE ASSOCIATES, LTD.





By:    /s/  Patrick J. Meara     By: /s/  Gailen J. Hull
       ----------------------        ----------------------------
       Patrick J. Meara              Gailen J. Hull
       Chief Executive Officer       Chief Financial Officer and
                                     Principal Accounting Officer